Rule 497(d)



                                    FT 7572

                         Imagine 2025 Portfolio Series

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, shares of Ryanair Holdings Plc have been removed from the Trust due to restrictions on foreign ownership imposed by the European Union.

September 17, 2018